UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Short-Term Municipal Bond Fund

(formerly Deutsche Short-Term Municipal Bond Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
24	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights

32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short-Term Municipal Bond Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short-Term Municipal Bond Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS Short-Term Municipal Bond Fund posted a total return for the 12 months ended October 31, 2018 of –0.02%. This compared to a return of 0.63% for the unmanaged Bloomberg Barclays 1-Year General Obligation Bond Index and –0.16% for the unmanaged Bloomberg Barclays 3-Year (2–4) Municipal Bond Index.

Investment Process

Under normal market conditions, the Fund invests at least 80% of its assets in municipal securities that pay interest exempt from regular federal income tax. Portfolio management looks for securities that it believes offer the best value, typically weighing a number of factors, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.

As the period opened, municipal bonds continued to benefit from a strengthening in the national economy that was accompanied by a lack of upward pressure on U.S. Treasury yields. Municipal supply was moderate, and demand for municipals was healthy, supported by positive flows into mutual funds and demand for shorter maturity issues from individual investors through separate accounts.

As 2017 drew to a close, however, the backdrop for municipals shifted in the run-up to the passage of a tax reform bill. Speculation that the bill would eliminate both tax-exempt advance refundings, used by municipalities to lower debt service costs, and private activity bonds led to a flood of issuance, sending most tax-free yields higher. (Only tax-exempt advance refundings were eliminated by the final bill.) The bill

4	|	DWS Short-Term Municipal Bond Fund

ultimately lowered rates for individual taxpayers through 2025 and included a permanent reduction in the top corporate tax rate from 35% to 21%. Municipal yields eventually declined across most maturities, as investors pondered the impact of lower supply going forward given the acceleration in the issuance calendar seen in late 2017.

Municipal Bond Yield Curve (as of 10/31/18 and 10/31/17)

Source: Thompson Reuters as of 10/31/18.

Chart is for illustrative purposes only and does not represent any DWS product.

As 2018 progressed, performance for the broader fixed income markets was constrained by an upward move in U.S. Treasury yields. The rise in rates was attributable to investor expectations for an uptick in inflation and economic growth, as well as an environment of arguably full employment. In the municipal market, performance of long-maturity bonds was dampened to a degree as demand from banks and insurers softened more or less as expected in the wake of a lower corporate tax rate. This was partially offset by positive flows into tax-free mutual funds and a reduction in municipal supply relative to 2017. The third quarter of 2018 actually saw negative net municipal supply due to relatively light new issuance combined with a significant volume of issues maturing or being called. Most new issues were oversubscribed as investors continued to seek yield opportunities.

For the 12 months ended October 31, 2018, yields on two-year municipal issues rose 98 basis points, from 1.09% to 2.07%, while bonds with five- year maturities experienced a yield increase of 88 basis points, from 1.42% to 2.30%, and seven-year municipal yields rose 79 basis points from 1.68% to 2.47%. The 30-year municipal yield rose 55 basis points from 2.83% to 3.38%. (100 basis points equals one percentage point. See

DWS Short-Term Municipal Bond Fund	|	5

the graph above for municipal bond yield changes from the beginning to the end of the period.)

Positive and Negative Contributors to Performance

The Fund carried a shorter duration versus the Bloomberg Barclays 3-year (2–4) Municipal Bond Index, in an attempt to stay close to the peer group median duration. This drove the outperformance versus this benchmark, as yields rose significantly over the period. The Fund’s duration was longer than the Bloomberg Barclays 1-year General Obligation Bond Index, which detracted from performance relative to that benchmark.

Compared to both indices, an overweight to A and BBB bonds, and corresponding underweight to the AA segment, boosted performance as lower credit quality issues outperformed. Yield curve positioning was also a positive contributor to the Fund’s relative performance, as the overweight to 5–8 year bonds and cash-equivalent securities outperformed a more bulleted structure in the 1–4 year area, which encompasses the indices’ maturity spectrum. Lastly, an overweight to the healthcare sector added to performance.

“As	2018 progressed, performance for the broader fixed income markets was constrained by an upward move in U.S. Treasury yields.”

Outlook and Positioning

At the end of October 2018, the two-year municipal yield of 2.07% was 72.1% of the 2.87% yield on the comparable maturity U.S. Treasury as compared to 68.1% twelve months earlier. The five-year municipal yield of 2.30% was 77.2% of the 2.98% yield on the comparable maturity U.S. Treasury vs. 70.6% twelve months earlier. The 10-year municipal bond yield of 2.73% was 86.9% of the comparable-maturity U.S. Treasury bond yield, as compared to 84.3% 12 months earlier. The municipal curve remains at below average steepness by historical standards, particularly between 2 and 10 years, diminishing the incremental income to be gained by holding longer-term issues. However, due to lower municipal/Treasury ratios, and with the Federal Reserve continuing to raise rates, we find less value in bonds with 1-to-5 year maturities. In such an environment, we believe a combination of bonds in the 7-to-8-year maturity range and bonds with maturities of less than one year currently represents an attractive mix.

6	|	DWS Short-Term Municipal Bond Fund

We note that as of August 2, 2018, the Fund’s prospectus permits the purchase of below investment grade securities, with ratings as low as B, for up to 10% of the Fund. Under this new policy, we may look to add incremental exposure to lower quality paper in order to add income and return opportunities, while continuing to perform careful analysis of each issue’s risk/reward profile given the environment of relatively tight spreads.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 2003.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

–	BA and MBA, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short-Term Municipal Bond Fund	|	7

Terms to Know

Bloomberg Barclays 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount outstanding of at least $5 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.

Bloomberg Barclays 3-Year (2-4) Municipal Bond Index is an unmanaged subset of the Bloomberg Barclays Municipal Bond Index. It includes maturities of two to four years.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark.

Underweight means the Fund holds a lower weighting.

Spread refers to the yield advantage provided by credit sensitive securities relative to comparable maturity U.S. Treasuries. The yield spread for an individual security may tighten or widen depending on shifts in the outlook for timely repayment of principal and interest.

8	|	DWS Short-Term Municipal Bond Fund

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–0.02%	0.62%	1.61%
Adjusted for the Maximum Sales Charge (max 2.00% load)	–2.02%	0.21%	1.41%
Bloomberg Barclays 1-Year G.O. Index†	0.63%	0.70%	1.23%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	–0.16%	0.95%	2.13%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–0.77%	–0.13%	0.86%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.77%	–0.13%	0.86%
Bloomberg Barclays 1-Year G.O. Index†	0.63%	0.70%	1.23%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	–0.16%	0.95%	2.13%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	0.12%	0.77%	1.77%
Bloomberg Barclays 1-Year G.O. Index†	0.63%	0.70%	1.23%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	–0.16%	0.95%	2.13%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	0.23%	0.87%	1.86%
Bloomberg Barclays 1-Year G.O. Index†	0.63%	0.70%	1.23%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	–0.16%	0.95%	2.13%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 0.91%, 1.68%, 0.81% and 0.66% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS Short-Term Municipal Bond Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

10	|	DWS Short-Term Municipal Bond Fund

†	The Bloomberg Barclays 1-Year General Obligation Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than one year.

††

The Bloomberg Barclays 3-Year (2–4) Municipal Bond Index is a market-value-weighted index which covers those issues with remaining maturities of two to four years within the U.S. investment-grade tax-exempt bond market.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/18	$9.93	$9.93	$9.92	$9.93
10/31/17	$10.10	$10.10	$10.09	$10.10
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$.17	$.09	$.18	$.19
October Income Dividend	$.0153	$.0089	$.0165	$.0174
SEC 30-day Yield‡‡	1.64%	.93%	1.82%	1.92%
Tax Equivalent Yield‡‡	2.89%	1.63%	3.21%	3.39%
Current Annualized Distribution Rate‡‡	1.85%	1.08%	2.00%	2.10%

‡‡

The SEC yield is net investment income per share earned over the month ended October 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.41%, 0.74%, 1.63% and 1.52% for Class A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 40.80%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.62%, 0.89%, 1.81% and 1.70% for Class  A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short-Term Municipal Bond Fund	|	11

Portfolio Summary		(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Company)	10/31/18	10/31/17
Revenue Bonds	82%	61%
Escrow to Maturity/Prerefunded Bonds	12%	8%
General Obligation Bonds	5%	27%
Lease Obligations	1%	4%
	100%	100%

Interest Rate Sensitivity	10/31/18	10/31/17
Effective Maturity	2.7 years	2.3 years
Modified Duration	2.0 years	1.8 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio excluding Open-End Investment Company)	10/31/18	10/31/17
AAA	34%	32%
AA	15%	40%
A	39%	24%
BBB	12%	3%
Not Rated	0%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State Allocations (As a % of Investment Portfolio excluding Open-End Investment Company)	10/31/18	10/31/17
California	13%	7%
Texas	11%	22%
New York	11%	13%
Illinois	11%	4%
Pennsylvania	7%	5%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

12	|	DWS Short-Term Municipal Bond Fund

Investment Portfolio	as of October 31, 2018

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 101.9%
Alabama 3.0%
Alabama, Black Belt Energy Gas District Prepay Revenue, Series A, 4.0%, Mandatory Put 12/1/2023 @ 100, 12/1/2048	2,200,000	2,292,378
Southeast Alabama, State Gas Supply District Revenue Project #2, Series A, 4.0%, Mandatory Put 6/1/2024 @ 100, 6/1/2049	1,200,000	1,252,428
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone, Hunt Refining Project:
Series A, 144A, 1.63%**, 11/7/2018, LOC: JPMorgan Chase Bank NA	300,000	300,000
Series F, 144A, 1.63%**, 11/7/2018, LOC: JPMorgan Chase Bank NA	300,000	300,000
Series K, 144A, 1.63%**, 11/7/2018, LOC: JPMorgan Chase Bank NA	2,500,000	2,500,000

		6,644,806

Alaska 0.0%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	90,000	90,156

California 13.2%
California, Eastern Municipal Water District, Water & Wastewater Revenue, Series B, 70% of 1-month USD-LIBOR + 0.300%, 1.879%*, Mandatory Put 10/1/2021 @ 100, 7/1/2030	2,000,000	1,997,500
California, State Department of Water Resources, Center Valley Project, Water Systems, Series AT, MUNIPSA + 0.370%, 1.97%*, Mandatory Put 12/1/2022 @ 100, 12/1/2035	4,000,000	4,009,600
California, State General Obligation:
MUNIPSA + 0.430%, 2.03%*, Mandatory Put 12/1/2023 @ 100, 12/1/2029	1,250,000	1,250,013
5.25%, 4/1/2022	1,615,000	1,637,771
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, APM Project:
Series A, AMT, 5.0%, 6/30/2025	1,000,000	1,110,340
Series A, AMT, 5.0%, 12/31/2025	1,000,000	1,115,740
Series A, AMT, 5.0%, 6/30/2026	500,000	558,900
California, State Municipal Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc., Series A, AMT, 2.0%, Mandatory Put 12/1/2020 @ 100, 12/1/2044	2,000,000	1,967,860
California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Series A, 144A, AMT, 1.85%*, Mandatory Put 2/1/2019 @ 100, 8/1/2023 (a)	2,500,000	2,500,000

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	13

	Principal Amount ($)	Value ($)
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series D, 5.0%, 12/1/2020	1,000,000	1,060,190
California, Statewide Communities Development Authority Revenue, Viamonte Senior Living Project, Series B, 3.0%, 7/1/2025	1,500,000	1,513,140
Contra Costa, CA, Transportation Authority, Sales Tax Revenue, Series A, 70% of 1-month USD-LIBOR + 0.250%, 1.829%*, Mandatory Put 9/1/2021, 3/1/2034	4,165,000	4,161,835
Glendale, CA, Unified School District:
5.0%, 9/1/2025 (a)	500,000	547,130
5.0%, 9/1/2026 (a)	500,000	552,615
Port of Oakland, CA, Series O, AMT, 5.0%, 5/1/2020	3,000,000	3,131,640
Southern California, State Public Power Authority, Canyon Power Project, Series B, MUNIPSA + 0.250%, 1.85%*, Mandatory Put 5/1/2021 @ 100, 7/1/2040	2,500,000	2,496,925

		29,611,199

Colorado 1.0%
Denver City & County, CO, Airport System Revenue, Series A, AMT, 5.0%, 12/1/2026	2,000,000	2,268,200

Connecticut 2.3%
Connecticut, State General Obligation:
Series B, 5.0%, 4/15/2025	1,500,000	1,659,945
Series C, 5.0%, 6/15/2026	2,000,000	2,225,920
Connecticut, State Housing Finance Program Authority Revenue, Series A-1, 4.0%, 11/15/2047	1,290,000	1,338,801

		5,224,666

Delaware 0.3%
Delaware, State Economic Development Authority Revenue, YMCA Delaware Project, 1.6%**, 11/7/2018, LOC: PNC Bank NA	650,000	650,000

District of Columbia 2.1%
District of Columbia, Georgetown University Revenue, Series B, 1.61%**, 11/7/2018, LOC: Bank of Tokyo-Mitsubishi UFJ	500,000	500,000
District of Columbia, The PEW Charitable Trust, Series A, 1.6%**, 11/7/2018, LOC: PNC Bank NA	900,000	900,000
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	3,000,000	3,274,110

		4,674,110

Florida 6.2%
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	125,000	126,268

The accompanying notes are an integral part of the financial statements.

14	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Florida, Jacksonville Electric Authority, Electric System Revenue, Series D, 1.78%**, 11/1/2018, SPA: U.S. Bank NA	3,370,000	3,370,000
Lee County, FL, Airport Revenue, Series A, AMT, 5.5%, 10/1/2023	1,250,000	1,349,562
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center of Florida, Inc., 5.0%, 11/15/2021	1,000,000	1,066,900
Orange County, FL, Health Facilities Authority, Nemours Foundation, Series C-2, 1.57%**, 11/7/2018, LOC: TD Bank NA	2,855,000	2,855,000
Tampa, FL, Solid Waste Systems Revenue, AMT, 5.0%, 10/1/2019, INS: AGMC	5,000,000	5,124,500

		13,892,230

Georgia 3.3%
Atlanta, GA, Airport Revenue, Series B, AMT, 5.0%, 1/1/2022	1,000,000	1,053,610
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., Series E, 3.25%, Mandatory Put 2/3/2025 @ 100, 11/1/2045	1,200,000	1,169,400
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series A, 5.0%, 2/15/2019	1,500,000	1,512,585
Georgia, Main Street Natural Gas, Inc., Gas Supply Revenue:
Series A, 4.0%, Mandatory Put 9/1/2023 @ 100, 4/1/2048, LIQ: Royal Bank of Canada	1,865,000	1,946,519
Series C, 4.0%, Mandatory Put 12/1/2023 @ 100, 8/1/2048	750,000	785,085
Georgia, State Road & Tollway Authority Revenue, Series B, 5.0%, 6/1/2019	935,000	951,419

		7,418,618

Illinois 10.8%
Chicago, IL, O’Hare International Airport Revenue, Series D, AMT, 5.25%, 1/1/2019	1,000,000	1,004,850
Chicago, IL, Waterworks Revenue, Second Lien, Series 2017-2, 5.0%, 11/1/2019	1,855,000	1,903,731
City of Aurora, IL, Community Counseling Center of the Fox Valley, Inc., Project, 1.62%**, 11/7/2018, LOC: BMO Harris Bank NA	2,210,000	2,210,000
Cook County, IL, General Obligation, 5.0%, 11/15/2019	500,000	514,050
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 5.25%, 6/1/2020	2,000,000	2,085,000
Illinois, State Development Finance Authority, St. Ignatius College Preparatory, 1.63%**, 11/7/2018, LOC: PNC Bank NA	2,450,000	2,450,000
Illinois, State Finance Authority Revenue, The Catherine Cook School Project, 1.65%**, 11/7/2018, LOC: Northern Trust Company	905,000	905,000

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	15

	Principal Amount ($)	Value ($)
Illinois, State Finance Authority Revenue, Uhlich Children’s Advantage Network, 1.62%**, 11/7/2018, LOC: U.S. Bank NA	2,135,000	2,135,000
Illinois, State General Obligation:
Series A, 5.0%, 12/1/2019	2,000,000	2,047,320
Series D, 5.0%, 11/1/2020	1,000,000	1,035,540
Series A, 5.0%, 10/1/2021	1,000,000	1,036,130
Series B, 5.0%, 10/1/2021	1,000,000	1,036,130
Illinois, State Sales Tax Revenue, Junior Obligation, Series A, 5.0%, 6/15/2022	1,500,000	1,606,920
Lake County, IL, Forest Preserve District, Series A, 3-month USD-LIBOR + 0.480%, 2.044%*, 12/15/2020	3,835,000	3,837,147
University of Illinois, Health Services Systems, 1.6%**, 11/7/2018, LOC: Wells Fargo Bank NA	425,000	425,000

		24,231,818

Indiana 1.5%
Indiana, Finance Authority Hospital Revenue, Parkview Health System Obligated Group:
Series A, 5.0%, 5/1/2025 (a)	500,000	557,790
Series A, 5.0%, 5/1/2026 (a)	515,000	578,072
Indiana, State Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, 4.0%, Mandatory Put 3/1/2019 @ 100, 11/15/2036	2,250,000	2,264,378

		3,400,240

Iowa 0.3%
Iowa, State Finance Authority, Single Family Mortgage Revenue, Mortgage Backed Securities Program, Series B, 1.63%**, 11/7/2018, SPA: Federal Home Loan Bank	700,000	700,000

Kentucky 0.7%
Kentucky, State Public Energy Authority, Gas Supply Revenue, Series B, 4.0%, Mandatory Put 1/1/2025 @ 100, 1/1/2049	1,435,000	1,508,558

Maine 0.4%
Maine, State Housing Authority Mortgage Revenue, Series A-1, AMT, 4.5%, 11/15/2028	890,000	916,451

Maryland 3.0%
Maryland, State Department of Transportation Revenue, 5.0%, 12/1/2018	5,000,000	5,012,550
Maryland, State Health & Higher Educational Facilities Authority Revenue, Broadmead, Inc., Series B, 2.875%, 7/1/2023	1,750,000	1,745,800

		6,758,350

The accompanying notes are an integral part of the financial statements.

16	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Massachusetts 2.1%
Massachusetts, State Development Finance Agency Revenue, Suffolk University:
5.0%, 7/1/2023	1,000,000	1,088,670
5.0%, 7/1/2024	1,000,000	1,100,140
Massachusetts, State Port Authority Revenue, Series A, AMT, 5.0%, 7/1/2019	1,365,000	1,391,194
Massachusetts, State Water Resources Authority Revenue, Series A-3, 1.6%**, 11/7/2018, SPA: Wells Fargo Bank NA	600,000	600,000
Massachusetts, University of Massachusetts, Building Authority Revenue, Series 2, MUNIPSA + 0.300%, 1.9%*, 11/1/2034	600,000	600,000

		4,780,004

Michigan 3.3%
Michigan, State Finance Authority Revenue, Henry Ford Health System, 5.0%, 11/15/2023	500,000	552,815
Michigan, State Finance Authority Revenue, Hospital McLaren Health Care Corp., 68% of 1-month USD-LIBOR + 0.400%, 1.951%*, Mandatory Put 10/15/2021 @ 100, 10/15/2030	1,935,000	1,931,323
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment, Series B, 5.0%, 7/1/2021	1,855,000	1,869,692
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2020	3,000,000	3,094,320

		7,448,150

Missouri 0.1%
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	85,000	85,855
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	90,000	92,097

		177,952

Nebraska 0.1%
Nebraska, State Investment Finance Authority, Single Family Housing Revenue:
Series E, 3.0%, 3/1/2043	40,000	40,081
Series C, 4.5%, 9/1/2043	190,000	191,851

		231,932

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	17

	Principal Amount ($)	Value ($)
Nevada 2.4%
Clark County, NV, Airport Revenue, Series D-3, 1.59%**, 11/7/2018, LOC: Bank of America NA	1,385,000	1,385,000
Clark County, NV, School District, Tax Anticipation Notes, Series A, 5.0%, 6/15/2019	3,040,000	3,094,294
Nevada, Director of the State of Department of Business & Industry, Republic Services, Inc. Project, 144A, AMT, 2.25%*, 12/1/2026	1,000,000	1,000,120

		5,479,414

New Jersey 4.0%
New Jersey, State Economic Development Authority Revenue, Series B, 5.0%, 11/1/2018	2,000,000	2,000,000
New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 3.125%, 7/1/2029	440,000	423,504
New Jersey, State Transportation Trust Fund Authority, Series A, 5.0%, 12/15/2026	3,000,000	3,286,680
New Jersey, State Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, Series A, 5.0%, 6/15/2024	1,000,000	1,097,260
New Jersey, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2025	1,955,000	2,178,222

		8,985,666

New Mexico 0.5%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
“I”, Series A-1, 4.0%, 1/1/2049	1,000,000	1,044,220
“I”, Series D, 5.35%, 9/1/2040	90,000	91,674

		1,135,894

New York 11.6%
Long Island, NY, Electric System Revenue, Power Authority, Series C, 70% of 1-month USD-LIBOR + 0.750%, 2.329%*, Mandatory Put 10/1/2023 @ 100, 5/1/2033	2,000,000	1,996,320
New York, General Obligation, Fiscal 2018, Series A-4, 1.6%**, 11/7/2018, LOC: Bank of Tokyo-Mitsubishi UFJ	1,450,000	1,450,000
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-2B, MUNIPSA + 0.580%, 2.18%*, Mandatory Put 11/1/2019 @ 100, 11/1/2031	4,000,000	4,006,640
New York, State Dormitory Authority Revenue, Non State Supported Debt, School District-Bond Financing Program, Series A, 5.0%, 10/1/2027	1,000,000	1,153,640
New York, State Dormitory Authority Revenue, Non-State Supported Debt, Montefiore Obligation Group, Series A, 5.0%, 8/1/2026	2,000,000	2,253,960

The accompanying notes are an integral part of the financial statements.

18	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., Series C-2, AMT, 1.65%**, 11/7/2018, LOC: Mizuho Bank Ltd.	2,725,000	2,725,000
New York, State Thruway Authority, Series J, 5.0%, 1/1/2024	7,000,000	7,857,080
New York, State Transportation Development Corp., Special Facility Revenue, Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment, AMT, 5.0%, 1/1/2023	3,000,000	3,233,100
New York, Town of Oyster Bay, 2.0%, 2/15/2019	1,000,000	997,870
New York, TSASC, Inc., Series B, 5.0%, 6/1/2019	300,000	304,236
Westchester County, NY, Industrial Development Agency, Civic Facility Revenue, Jewish Project, 1.66%**, 11/7/2018, LOC: JP Morgan Chase Bank NA	100,000	100,000

		26,077,846

North Carolina 0.4%
North Carolina, State Housing Finance Agency, Home Ownership Revenue, Series 38-B, 4.0%, 7/1/2047	960,000	997,469

North Dakota 0.6%
North Dakota, State Housing Finance Agency, Home Mortgage Housing Finance Program, Series A, 4.0%, 7/1/2047	1,355,000	1,405,311

Ohio 1.7%
Cleveland, OH, Airport System Revenue, Series A, AMT, 5.0%, 1/1/2025	1,000,000	1,109,370
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Carnegie/96th Research Building Project, 1.62%**, 11/7/2018, LOC: PNC Bank NA	625,000	625,000
Franklin County, OH, Hospital Revenue, OhioHealth Corp., Series B, 5.0%, Mandatory Put 5/15/2023 @ 100, 11/15/2033	1,000,000	1,103,410
Ohio, American Municipal Power, Inc., Combined Hydroelectric Project, Series A, 2.25%, Mandatory Put 8/15/2021 @ 100, 2/15/2048	1,000,000	991,700

		3,829,480

Oklahoma 0.4%
Oklahoma, State Municipal Power Authority, SIFMA Index, Series A, MUNIPSA + 0.390%, 1.99%*, 1/1/2023	1,000,000	1,000,250

Oregon 0.4%
Oregon, State Housing & Community Services Department, Mortgage Revenue, Single Family Mortgage Program, Series B, AMT, 5.0%, 7/1/2030	890,000	918,275

Pennsylvania 7.0%
Bucks County, PA, Industrial Development Authority Revenue, Solid Waste Management, Inc. Project, AMT, 1.7%, Mandatory Put 2/1/2019 @ 100, 12/1/2022	2,000,000	1,996,500

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	19

	Principal Amount ($)	Value ($)
Pennsylvania, Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds, 5.0%, 6/1/2026	2,000,000	2,247,740
Pennsylvania, State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 1.8%*, Mandatory Put 11/1/2018 @ 100, 8/1/2045, GTY: Waste Management, Inc.	1,000,000	1,000,000
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue, Series B, 5.0%, 7/1/2021	140,000	141,292
Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue:
Series 119, 3.5%, 10/1/2041	1,645,000	1,674,923
Series 122, 4.0%, 10/1/2046	720,000	747,598
Pennsylvania, State Turnpike Commission, Series B, MUNIPSA + 0.500%, 2.11%*, 12/1/2021 (a)	2,000,000	2,000,400
Pennsylvania, State Turnpike Commission Revenue:
Series B-1, MUNIPSA + 0.880%, 2.48%*, 12/1/2020	2,000,000	2,013,440
Series B, MUNIPSA + 1.150%, 2.75%*, 12/1/2019	1,500,000	1,506,750
Philadelphia, PA, Airport Revenue, Series A, AMT, 5.0%, 6/15/2019	1,195,000	1,215,960
Philadelphia, PA, Authority for Industrial Development Lease Revenue, Series B-2, 1.6%**, 11/7/2018, LOC: TD Bank NA	1,250,000	1,250,000

		15,794,603

South Carolina 0.6%
North Charleston, SC, Certificates of Participation, 1.64%**, 11/7/2018, LOC: Bank of America NA	1,300,000	1,300,000

South Dakota 1.4%
South Dakota, Housing Development Authority, Homeownership Mortgage:
Series B, 4.0%, 11/1/2047	2,295,000	2,387,374
Series A, AMT, 4.5%, 5/1/2031	635,000	655,510

		3,042,884

Tennessee 1.7%
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	925,000	929,875
Tennessee, State Energy Acquisition Corp., Gas Revenue, Series A, 4.0%, Mandatory Put 5/1/2023 @ 100, 5/1/2048	2,250,000	2,335,365
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	275,000	280,577
Series 1A, AMT, 4.5%, 1/1/2038	285,000	292,769

		3,838,586

The accompanying notes are an integral part of the financial statements.

20	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Texas 11.6%
Allen, TX, Independent School District Building, 5.0%, 2/15/2024	315,000	333,897
Clifton, TX, Higher Education Finance Corp. Education Revenue, IDEA Public Schools, 3.0%, 8/15/2019	1,000,000	1,007,120
Corpus Christi, TX, Independent School District Building, Series A, 2.0%, Mandatory Put 8/15/2019 @ 100, 8/15/2047	1,125,000	1,123,593
Fort Bend, TX, Independent School District Building, Series B, 1.35%, Mandatory Put 8/1/2019 @ 100, 8/1/2040	970,000	964,199
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System, Series B, MUNIPSA + 0.580%, 2.18%*, Mandatory Put 12/1/2019 @ 100, 12/1/2042	4,000,000	4,006,480
Houston, TX, Airport Systems Revenue:
AMT, Series A, 5.0%, 7/1/2025	500,000	557,415
AMT, Series A, 5.0%, 7/1/2026	1,000,000	1,121,440
AMT, Series C, 5.0%, 7/1/2026	2,500,000	2,812,625
Houston, TX, Independent School District, Series A-2, 3.0%, Mandatory Put 6/1/2019 @ 100, 6/1/2039	1,205,000	1,211,278
Houston, TX, Utility System Revenue, Series C, 70% of 1-month USD-LIBOR + 0.360%, 1.957%*, Mandatory Put 8/1/2021 @ 100, 5/15/2034	1,575,000	1,571,472
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc. Project, AMT, 1.85%*, Mandatory Put 2/1/2019 @ 100, 1/1/2026	250,000	250,000
Mission, TX, State Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc., Series A, 1.97%*, Mandatory Put 1/2/2019 @ 100, 1/1/2020	2,000,000	1,999,880
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, Prerefunded 8/15/2020 @ 100, 5.25%, 8/15/2021	2,435,000	2,567,205
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Christus Health Obligated Group, Series C-1, 1.64%**, 11/7/2018, LOC: Sumitomo Mitsui Banking	1,375,000	1,375,000
Texas, Grand Parkway Transportation Corp., 5.0%, 2/1/2023	1,040,000	1,137,084
Texas, Love Field Airport Modernization Corp., General Airport Revenue, AMT, 5.0%, 11/1/2021	500,000	534,535
Texas, State General Obligation Series B-2, 2.0%, Mandatory Put 8/1/2019 @ 100, 8/1/2025	465,000	464,205
Texas, State Tax & Revenue Anticipation Notes, 4.0%, 8/29/2019	3,000,000	3,047,700

		26,085,128

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	21

	Principal Amount ($)	Value ($)
Virginia 1.4%
Salem, VA, Industrial Development Authority, Multi-Family Housing Revenue, Oak Park Apartments Project, 1.6%**, 11/7/2018, LIQ: Fannie Mae, LOC: Fannie Mae	3,085,000	3,085,000

Washington 1.1%
Seattle, WA, Municipal Light & Power Revenue, Series C-1, MUNIPSA + 0.490%, 2.09%*, Mandatory Put 11/1/2023 @ 100, 11/1/2046	2,000,000	2,000,760
Washington, State Housing Finance Commission, Interurban Senior Living Apartments, 1.61%**, 11/7/2018, LIQ: Freddie Mac, LOC: Freddie Mac	375,000	375,000

		2,375,760

West Virginia 1.0%
West Virginia, State Economic Development Authority, Solid Waste Disposal Facilities Revenue, Wheeling Power Co., Mitchell Project, Series A, AMT, 3.0%, Mandatory Put 4/1/2022 @ 100, 6/1/2037	2,250,000	2,228,670

Wisconsin 0.4%
Wisconsin, State Health & Educational Facilities Authority Revenue, Advocate Aurora Health Credit Group, Series C-4, MUNIPSA + 0.650%, 2.25%*, Mandatory Put 7/31/2024 @ 100, 8/15/2054	1,000,000	1,000,451

Total Municipal Bonds and Notes (Cost $229,723,401)		229,208,127

	Shares	Value($)

Open-End Investment Company 0.0%
Blackrock Provident Muni Fund, 1.462%*** (Cost $22,984)	22,984	22,984

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $229,746,385)	101.9	229,231,111
Other Assets and Liabilities, Net	(1.9)	(4,221,584)

Net Assets	100.0	225,009,527

*

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of October 31, 2018. Date shown reflects the earlier of demand date or stated maturity date.

***	Current yield; not a coupon rate.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Short-Term Municipal Bond Fund

(a)	When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

INS: Insured

LIBOR: London Interbank Offered Rate

LIQ: Liquidity Facility

LOC: Letter of Credit

MUNIPSA: SIFMA Municipal Swap Index Yield

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SIFMA: Securities Industry and Financial Markets Association

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds and Notes (b)	$—	$229,208,127	$—	$229,208,127
Open-End Investment Company	22,984	—	—	22,984
Total	$22,984	$229,208,127	$—	$229,231,111

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	23

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in securities, at value (cost $229,746,385)	$229,231,111
Receivable for investments sold	176,842
Receivable for Fund shares sold	106,250
Interest receivable	2,116,573
Other assets	26,817
Total assets	231,657,593

Liabilities
Cash overdraft	93,899
Payable for investments purchased	1,500,000
Payable for investments purchased — when-issued securities	4,248,691
Payable for Fund shares redeemed	448,020
Distributions payable	70,979
Accrued management fee	24,745
Accrued Trustees’ fees	3,188
Other accrued expenses and payables	258,544
Total liabilities	6,648,066
Net assets, at value	$225,009,527

Net Assets Consist of
Distributable earnings (loss)	(898,067)
Paid-in capital	225,907,594
Net assets, at value	$225,009,527

The accompanying notes are an integral part of the financial statements.

24	|	DWS Short-Term Municipal Bond Fund

Statement of Assets and Liabilities as of October 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($103,811,128 ÷ 10,451,011 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.93
Maximum offering price per share (100 ÷ 98.00 of $9.93)	$10.13
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,757,523 ÷ 781,273 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.93
Class S
Net Asset Value, offering and redemption price per share ($46,360,398 ÷ 4,673,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.92
Institutional Class
Net Asset Value, offering and redemption price per share ($67,080,478 ÷ 6,753,064 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.93

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	25

Statement of Operations

for the year ended October 31, 2018

Investment Income
Income:
Interest	$5,717,225
Expenses:
Management fee	963,575
Administration fee	240,894
Services to shareholders	280,454
Distribution and service fees	376,511
Custodian fee	8,158
Professional fees	101,110
Reports to shareholders	42,979
Registration fees	69,357
Trustees’ fees and expenses	12,699
Other	38,438
Total expenses before expense reductions	2,134,175
Expense reductions	(581,102)
Total expenses after expense reductions	1,553,073
Net investment income	4,164,152

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(335,382)
Change in net unrealized appreciation (depreciation) on investments	(3,954,052)
Net gain (loss)	(4,289,434)
Net increase (decrease) in net assets resulting from operations	$(125,282)

The accompanying notes are an integral part of the financial statements.

26	|	DWS Short-Term Municipal Bond Fund

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income	$4,164,152	$4,039,372
Net realized gain (loss)	(335,382)	545,248
Change in net unrealized appreciation (depreciation)	(3,954,052)	(2,305,111)
Net increase (decrease) in net assets resulting from operations	(125,282)	2,279,509
Distributions to shareholders:
Class A	(1,769,452)	(1,703,564)
Class C	(103,493)	(83,436)
Class S	(1,144,219)	(1,659,349)
Institutional Class	(1,146,988)	(593,022)
Total distributions	(4,164,152)	(4,039,371)*
Fund share transactions:
Proceeds from shares sold	101,157,385	144,630,105
Reinvestment of distributions	3,709,411	3,589,124
Payments for shares redeemed	(168,044,444)	(152,839,012)
Net increase (decrease) in net assets from Fund share transactions	(63,177,648)	(4,619,783)
Increase (decrease) in net assets	(67,467,082)	(6,379,645)
Net assets at beginning of period	292,476,609	298,856,254
Net assets at end of year	$225,009,527	$292,476,609 **

*	Includes distributions from net investment income.

**	Includes distributions in excess of net investment income of $47,412.

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	27

Financial Highlights

	Years Ended October 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.10	$10.16	$10.21	$10.26	$10.21
Income (loss) from investment operations:
Net investment income[a]	.17	.13	.12	.09	.09
Net realized and unrealized gain (loss)	(.17)	(.06)	(.05)	(.05)	.05
Total from investment operations	—	.07	.07	.04	.14
Less distributions from:
Net investment income	(.17)	(.13)	(.12)	(.09)	(.09)
Net asset value, end of period	$9.93	$10.10	$10.16	$10.21	$10.26
Total Return (%)[b,c]	(.02)	.67	.66	.42	1.37

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	121	158	189	222
Ratio of expenses before expense reductions (%)	.94	.91	.90	.89	.90
Ratio of expenses after expense reductions (%)	.71	.73	.73	.76	.73
Ratio of net investment income (%)	1.67	1.26	1.15	.91	.87
Portfolio turnover rate (%)	117	89	81	26	36

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Short-Term Municipal Bond Fund

	Years Ended October 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.10	$10.16	$10.20	$10.26	$10.21
Income (loss) from investment operations:
Net investment income[a]	.09	.05	.04	.02	.01
Net realized and unrealized gain (loss)	(.17)	(.06)	(.04)	(.06)	.05
Total from investment operations	(.08)	(.01)	.00 *	(.04)	.06
Less distributions from:
Net investment income	(.09)	(.05)	(.04)	(.02)	(.01)
Net asset value, end of period	$9.93	$10.10	$10.16	$10.20	$10.26
Total Return (%)[b,c]	(.77)	(.08)	.01	(.43)	.61

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	14	20	25	33
Ratio of expenses before expense reductions (%)	1.70	1.68	1.67	1.67	1.67
Ratio of expenses after expense reductions (%)	1.46	1.48	1.48	1.51	1.48
Ratio of net investment income (%)	.90	.51	.40	.16	.12
Portfolio turnover rate (%)	117	89	81	26	36

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	29

	Years Ended October 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.09	$10.15	$10.19	$10.25	$10.20
Income (loss) from investment operations:
Net investment income[a]	.18	.14	.13	.11	.10
Net realized and unrealized gain (loss)	(.17)	(.06)	(.04)	(.06)	.05
Total from investment operations	.01	.08	.09	.05	.15
Less distributions from:
Net investment income	(.18)	(.14)	(.13)	(.11)	(.10)
Net asset value, end of period	$9.92	$10.09	$10.15	$10.19	$10.25
Total Return (%)[b]	.12	.82	.91	.48	1.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	113	81	74	96
Ratio of expenses before expense reductions (%)	.81	.81	.74	.76	.71
Ratio of expenses after expense reductions (%)	.56	.58	.58	.61	.58
Ratio of net investment income (%)	1.78	1.41	1.30	1.06	1.03
Portfolio turnover rate (%)	117	89	81	26	36

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Short-Term Municipal Bond Fund

	Years Ended October 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.10	$10.16	$10.20	$10.26	$10.21
Income (loss) from investment operations:
Net investment income[a]	.19	.15	.14	.12	.12
Net realized and unrealized gain (loss)	(.17)	(.06)	(.04)	(.06)	.05
Total from investment operations	.02	.09	.10	.06	.17
Less distributions from:
Net investment income	(.19)	(.15)	(.14)	(.12)	(.12)
Net asset value, end of period	$9.93	$10.10	$10.16	$10.20	$10.26
Total Return (%)[b]	.23	.92	1.02	.58	1.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	45	40	101	172
Ratio of expenses before expense reductions (%)	.72	.66	.65	.64	.60
Ratio of expenses after expense reductions (%)	.46	.48	.48	.51	.48
Ratio of net investment income (%)	1.95	1.51	1.39	1.15	1.12
Portfolio turnover rate (%)	117	89	81	26	36

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short-Term Municipal Bond Fund	|	31

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (formerly Deutsche Short-Term Municipal Bond Fund) (the “Fund”) is a diversified series of Deutsche DWS Municipal Trust (formerly Deutsche Municipal Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify

32	|	DWS Short-Term Municipal Bond Fund

compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate

DWS Short-Term Municipal Bond Fund	|	33

stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At October 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $335,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

34	|	DWS Short-Term Municipal Bond Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$23,567
Capital loss carryforwards	$(335,000)
Net unrealized appreciation (depreciation) on investments	$(515,274)

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $229,746,385. The net unrealized depreciation for all investments based on tax cost was $515,274. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,013,506 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,528,780.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Tax-exempt income	$4,164,152	$4,039,371

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date.

DWS Short-Term Municipal Bond Fund	|	35

Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $275,765,265 and $345,628,248, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

For the period from November 1, 2017 through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.71%
Class C	1.46%
Class S	.56%
Institutional Class	.46%

36	|	DWS Short-Term Municipal Bond Fund

For the year ended October 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$240,764
Class C	27,078
Class S	161,797
Institutional Class	151,463
$581,102

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $240,894, of which $19,238 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2018
Class A	$4,053	$1,347
Class C	679	257
Class S	3,020	1,093
Institutional Class	1,731	637
	$9,483	$3,334

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Total Aggregated
Class A	$73,474
Class C	9,340
Class S	123,375
Institutional Class	57,293
$263,482

DWS Short-Term Municipal Bond Fund	|	37

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$85,933	$4,962

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$262,649	$46,122	.25%
Class C	27,929	3,640	.24%
	$290,578	$49,762

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2018, aggregated $198.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for Class C shares aggregated $243. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2018, DDI received $2,066 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,308, of which $9,342 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

38	|	DWS Short-Term Municipal Bond Fund

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended October 31, 2018, the Fund engaged in securities purchases of $59,290,000 and securities sales of $24,655,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2018.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	3,029,109	$30,321,053	2,202,961	$22,228,481
Class C	88,582	888,553	110,407	1,112,496
Class S	2,549,227	25,507,954	10,181,471	102,614,946
Institutional Class	4,438,930	44,439,825	1,844,066	18,674,182
		$101,157,385		$144,630,105

Shares issued to shareholders in reinvestment of distributions
Class A	152,806	$1,528,248	146,053	$1,477,372
Class C	8,957	89,560	6,802	68,789
Class S	103,931	1,038,867	150,980	1,525,768
Institutional Class	105,308	1,052,736	51,119	517,195
		$3,709,411		$3,589,124

DWS Short-Term Municipal Bond Fund	|	39

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(4,699,085)	$(47,075,303)	(5,936,992)	$(59,916,581)
Class C	(700,048)	(7,007,073)	(666,817)	(6,737,839)
Class S	(9,187,246)	(92,013,638)	(7,136,124)	(72,027,076)
Institutional Class	(2,196,694)	(21,948,430)	(1,403,168)	(14,157,516)
		$(168,044,444)		$(152,839,012)

Net increase (decrease)
Class A	(1,517,170)	$(15,226,002)	(3,587,978)	$(36,210,728)
Class C	(602,509)	(6,028,960)	(549,608)	(5,556,554)
Class S	(6,534,088)	(65,466,817)	3,196,327	32,113,638
Institutional Class	2,347,544	23,544,131	492,017	5,033,861
		$(63,177,648)		$(4,619,783)

40	|	DWS Short-Term Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Short-Term Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Short-Term Municipal Bond Fund (one of the funds constituting Deutsche DWS Municipal Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

DWS Short-Term Municipal Bond Fund	|	41

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

42	|	DWS Short-Term Municipal Bond Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Short-Term Municipal Bond Fund	|	43

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,005.00	$1,001.20	$1,005.70	$1,006.30
Expenses Paid per $1,000*	$3.59	$7.36	$2.83	$2.33

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,021.63	$1,017.85	$1,022.38	$1,022.89
Expenses Paid per $1,000*	$3.62	$7.43	$2.85	$2.35

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.71%	1.46%	.56%	.46%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2018, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	|	DWS Short-Term Municipal Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Short-Term Municipal Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Short-Term Municipal Bond Fund	|	45

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017.

46	|	DWS Short-Term Municipal Bond Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

DWS Short-Term Municipal Bond Fund	|	47

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor

48	|	DWS Short-Term Municipal Bond Fund

identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Short-Term Municipal Bond Fund	|	49

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

50	|	DWS Short-Term Municipal Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

DWS Short-Term Municipal Bond Fund	|	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

52	|	DWS Short-Term Municipal Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Short-Term Municipal Bond Fund	|	53

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	|	DWS Short-Term Municipal Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Short-Term Municipal Bond Fund	|	55

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMCX	SRMSX	MGSMX
CUSIP Number	25158T 863	25158T 889	25158T 806	25158T 830
Fund Number	436	736	2336	536

56	|	DWS Short-Term Municipal Bond Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DSTMBF-2

(R-024968-8 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS short term municipal bond Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$75,228	$0	$0	$0
2017	$74,116	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019